Exhibit 10.1

Amendment to Credit Agreement
This agreement is dated as of August 1, 2006, by and between Syntel, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. (the “Bank”), and its successors and assigns. The provisions of this agreement are effective on August 31, 2006 (the “Effective Date”).
WHEREAS, the Borrower and the Bank entered into a credit agreement dated October 15, 2002, as amended (if applicable) (the “Credit Agreement”); and
WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;
NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:
1.	DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
2.1	From and after the Effective Date, section 1.2 “Facility A (Line of Credit).” of the Credit Agreement is amended and restated as follows:
1.2	Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $20,000,000.00 in the aggregate at any one time outstanding (“Facility A”). Credit under Facility A shall be repayable as set forth in a Line of Credit Note dated August 19, 2004, and any renewals, modifications, extensions, rearrangements, restatements thereof and replacements or substitutions therefor. The proceeds of Facility A shall be used for the following purpose: working capital.
2.2	From and after the Effective Date, section 4.5 “Financial Reports” of the Credit Agreement is hereby amended and restated to read as follows:
4.5	Financial Reports. Furnish to the Bank whatever information, books and records the Bank may from time to time reasonably request, including at a minimum:
A. Via either the EDGAR System or its Home Page, within one hundred eighty (180) days after the filing of its Annual Report on Form 10-K for the fiscal year then ended with the Securities and Exchange Commission, but no event later than one hundred eighty (180) days after the end of such fiscal year, the financial statements for such fiscal year as contained in such Annual Report on Form 10-K and, as soon as it shall become available, the annual report to shareholders of the Borrower for the fiscal year then ended.
B. Via either the EDGAR System or its Home Page, within forty-five (45) days after the filing of its Quarterly Report on Form 10-Q for the fiscal quarter then ended with the Securities and Exchange Commission, but no event later than forty-five (45) days after the end of such fiscal quarters ending in March, June, and September, copies of the financial statements for such fiscal quarter as contained in such

Quarterly Report on Form IO-Q, and, as soon as it shall become available, a quarterly report to shareholders of the Borrower for the fiscal quarter then ended.
C. Via either the EDGAR System or its Home Page, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any subsidiary with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission.
If for any reason the EDGAR System and/or its Home Page are not available to the Borrower as is required for making available the financial statements or reports referred to above, the Borrower shall then furnish a copy of such financial statements or reports to the Bank.
For the purposes of this section, “EDGAR System” means the Electronic Data Gathering Analysis and Retrieval System owned and operated by the United States Securities and Exchange Commission or any replacement system, and “Home Page” means the Borrower’s corporate home page on the World Wide Web accessible through the Internet via the universal resource locator (URL) identified as “http://www.syntelinc.com” or such other universal resource locator that the Borrower shall designate in writing to the Bank as its corporate home page on the World Wide Web.
3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.	BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.	FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.	EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank, and the Bank shall have received from the Borrower the following documents: Note Modification Agreement.

7.	ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

8.	NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Borrower:

Syntel, Inc.

By:	/s/ Bharat Desai

	Bharat Desai	CEO

	Printed Name	Title

Date Signed:	08-04-06

By:	/s/ R.S. Ramdas

	R.S. Ramdas	Jr. V.P. Finance

	Printed Name	Title

Date Signed:	08-04-06

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ Glenn Currin

	Glenn Currin	Sr. Banker

	Printed Name	Title

Date Signed:	08-04-06

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